Financial Assets at Fair Value Through Profit or Loss	12 Months Ended
Dec. 31, 2021
Financial Assets At Fair Value Through Profit Or Loss [Abstract]
Financial Assets at Fair Value Through Profit or Loss

17. Financial Assets at Fair Value Through Profit or Loss

	As of December 31,
	2020	2021
	RMB’000	RMB’000
Wealth management products	13,068	—

The returns on these wealth management products were not guaranteed, hence their contractual cash flows did not qualify solely as payments of principal and interest. Therefore, they were measured at fair value through profit or loss. Wealth management products held by the Group with various maturities bear floating interest rates of 1.6%-3.4% and 1.48%-3.44% per annum for the years ended December 31, 2020 and 2021, respectively.

The fair value of wealth management products is based on discounted cash flows using their expected returns. Changes in fair value of these financial assets are recorded in other gains/(losses) – net in the consolidated statements of loss.